                                                                    EXHIBIT 99.1

INVESTOR RELATIONS:
Erica Abrams or Vanessa Lehr
The Blueshirt Group
(415) 217-7722
erica@blueshirtgroup.com
vanessa@blueshirtgroup.com

      OPLINK REPORTS FINAL FINANCIAL RESULTS FOR SECOND QUARTER FISCAL 2005

FREMONT, CALIF., January 27, 2005 -- Oplink Communications, Inc. (Nasdaq: OPLK), a leading Photonic Foundry and provider of optical networking components, today reported financial results for the second quarter of fiscal year 2005 ended January 2, 2005.

For the second quarter, Oplink reported revenues of $8.1 million and a net loss of $2.3 million, or $0.02 per share. This compares to revenues of $8.1 million and a net loss of $2.1 million, or $0.01 per share, reported in the second quarter of fiscal 2004. For the third quarter of fiscal 2005, Oplink expects revenue to be comparable with that of the second quarter of fiscal 2005 and expects a net loss of $0.01 per share.

Oplink closed the second quarter with $185.3 million in cash, cash equivalents and short and long-term investments, mostly unchanged from the prior quarter. The company generated $544,000 in cash from operations and used approximately $1.0 million for capital expenditures during the second quarter.

"Despite lower than expected results in the second quarter, we had solid sales activity with some of our larger customers, including Nortel and Huawei," commented Joe Liu, president and CEO of Oplink. "We continue to see good demand in the marketplace for metro applications and increasing interest for access products, where we are building our product capabilities, despite the recent termination of the proposed EZconn acquisition. We will continue to broaden our product portfolio through internal development and acquisitions to solidify our position in the FTTX ("Fiber-to-the-X") market."

The company presents each of the fiscal quarters and fiscal year end as if it ended on the last day of each calendar quarter or twelve-month period, respectively. The company operates and reports using interim fiscal quarters and twelve-month periods, which end on the Sunday closest to the end of each calendar quarter and twelve-month period. January 2, 2005 and December 28, 2003 represent the Sunday closest to the period ending December 31, 2004 and December 31, 2003, respectively.

CONFERENCE CALL INFORMATION
The company will host a corresponding conference call and live webcast at 2:00 p.m. Pacific Time on January 27, 2005. To access the conference call, dial (800) 257-1836 for the US or Canada and (303) 275-2170 for international callers. The webcast will be available live on the Investor Relations section of the company's corporate website at http://investor.oplink.com and via replay beginning approximately two hours after the completion of the call until the company's announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 4:00 p.m. Pacific Time on January 27, 2005 until 11:59 p.m. Pacific Time on January 29, 2005, by dialing
(800) 405-2236 ((303) 590-3000 for callers outside the U.S. and Canada) and entering pass code 11021385.

ABOUT OPLINK
Incorporated in 1995, Oplink is a leading provider of design, integration and optical manufacturing solutions (OMS) for optical networking components and subsystems. The company offers advanced and cost-effective optical-electrical components and subsystem manufacturing through its facilities in Zhuhai and Shanghai, China. In addition, Oplink maintains a full complement of optical-centric front-end design, application, and customer service functions at its headquarters in Fremont, California. The company's customers include telecommunications, data communications and cable TV equipment manufacturers around the globe. Oplink is committed to providing fully customized, PHOTONIC FOUNDRY services which incorporate its subsystems manufacturing capabilities. To learn more about Oplink, visit its web site at: http://www.oplink.com/.

This news release contains forward-looking statements, including without limitation statements regarding anticipated market demand and interest for metro applications and access products, the anticipated broadening of Oplink's product portfolio through internal development and acquisitions and the guidance given for anticipated revenue and earnings per share for the third quarter of fiscal 2005, that involve risks and uncertainties which may cause Oplink's actual results to differ substantially from expectations. These risks include, but are not limited to, the potential widespread downturn in the overall economy in the United States and other parts of the world and the telecommunications industry, including reductions in telecommunication spending activity, possible reductions in customer orders, challenges to successfully integrate and realize anticipated benefits of acquisitions of businesses or technologies, Oplink's reliance upon third parties to supply its raw materials and equipment, intense competition in Oplink's target markets and potential pricing pressure that may arise from changing supply-demand conditions in the industry, the need to retain and motivate key personnel, risks associated with the protection of Oplink's, and possible infringement of others', intellectual property, and other risks detailed from time to time in Oplink's periodic reports filed with the Securities and Exchange Commission, including the company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

The foregoing information represents Oplink's outlook only as of the date of this press release, and Oplink undertakes no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.


                                       ###
                               (TABLES TO FOLLOW)

OPLINK COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

                                                            DECEMBER 31,         JUNE 30,
                                                               2004               2004
                                                            (UNAUDITED)           (1)
                                                            ----------          --------
ASSETS
Current assets:
   Cash and cash equivalents                                  $ 95,318          $110,390
   Short-term investments                                       42,219            24,849
   Accounts receivable, net                                      6,785             7,545
   Inventories                                                   5,789             4,767
   Prepaid expenses and other current assets                     3,515             2,814
                                                              --------          --------

       Total current assets                                    153,626           150,365

Long-term investments                                           47,810            55,204
Property, plant and equipment, net                              28,453            26,426
Intangible assets                                                  415               507
Other assets                                                       230               401
                                                              --------          --------
       Total assets                                           $230,534          $232,903
                                                              ========          ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                           $  4,938          $  4,926
   Accrued liabilities and other current liabilities             8,301             8,171
                                                              --------          --------
       Total current liabilities                                13,239            13,097

Non-current liabilities                                           --                 104
                                                              --------          --------
       Total liabilities                                        13,239            13,201
                                                              --------          --------
Stockholders' equity                                           217,295           219,702
                                                              --------          --------
       Total liabilities and stockholders' equity             $230,534          $232,903
                                                              ========          ========

(1) The June 30, 2004 consolidated balance sheet has been derived from audited financial statements at that date.

OPLINK COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In thousands, except per share amounts)

                                                                  THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                                     DECEMBER 31,                        DECEMBER 31,
                                                             ----------------------------        ---------------------------
                                                                2004             2003              2004              2003
                                                             ---------         ---------         ---------         ---------
Revenues                                                     $   8,144         $   8,131         $  17,052         $  15,439
Cost of revenues:
   Cost of revenues                                              6,939             5,585            12,892            10,675
   Non-cash compensation expense                                  --                  52                27               128
                                                             ---------         ---------         ---------         ---------
       Total cost of revenues                                    6,939             5,637            12,919            10,803
                                                             ---------         ---------         ---------         ---------
Gross profit                                                     1,205             2,494             4,133             4,636
                                                             ---------         ---------         ---------         ---------
Operating expenses:
   Research and development                                      1,795             1,648             3,700             3,018
   Sales and marketing                                           1,121               823             1,954             1,616
   General and administrative                                    1,556             1,409             3,307             3,700
   In-process research and development                            --                 861              --                 861
   Non-cash compensation expense                                    26               346                78             1,047
   Amortization of intangible and other assets                      46              --                  92                10
                                                             ---------         ---------         ---------         ---------
       Total operating expenses                                  4,544             5,087             9,131            10,252
                                                             ---------         ---------         ---------         ---------
Loss from operations                                            (3,339)           (2,593)           (4,998)           (5,616)
Interest and other income, net                                   1,050               576             1,851             1,126
Gain (loss) on sale of assets                                        7               (90)               (9)              125
                                                             ---------         ---------         ---------         ---------
Net loss                                                     $  (2,282)        $  (2,107)        $  (3,156)        $  (4,365)
                                                             =========         =========         =========         =========
Basic and diluted net loss per share                         $   (0.02)        $   (0.01)        $   (0.02)        $   (0.03)
                                                             =========         =========         =========         =========
Basic and diluted weighted average shares outstanding          147,982           145,544           147,738           144,066
                                                             =========         =========         =========         =========

OPLINK COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In thousands)

                                                                           SIX MONTHS ENDED
                                                                             DECEMBER 31,
                                                                     ---------------------------
                                                                        2004             2003
                                                                     ---------         ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                          $  (3,156)        $  (4,365)
   Adjustments to reconcile net loss to
     net cash provided by (used in) operating activities:
       Depreciation and amortization                                     3,998             4,264
       Non-cash compensation expense                                       105             1,175
       Acquired in-process research and development                       --                 861
       Other                                                               623               (25)
       Change in assets and liabilities                                   (735)           (3,518)
                                                                     =========         =========
          Net cash provided by (used in) operating activities              835            (1,608)
                                                                     =========         =========

CASH FLOWS FROM INVESTING ACTIVITIES:
   Net (purchases) maturities of investments                           (10,588)            7,361
   Net (purchases) sales of property and equipment                      (5,880)              311
   Acquisition of business                                                --                (150)
                                                                     =========         =========
          Net cash (used in) provided by investing activities          (16,468)            7,522
                                                                     =========         =========

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock                                  630             3,170
   Repayment of note receivable from stockholders                           12              --
   Repayment of capital lease obligations                                  (81)           (1,102)
                                                                     =========         =========
          Net cash provided by financing activities                        561             2,068
                                                                     =========         =========

Net (decrease) increase in cash and cash equivalents                   (15,072)            7,982

Cash and cash equivalents, beginning of period                         110,390           121,498
                                                                     =========         =========

Cash and cash equivalents, end of period                             $  95,318         $ 129,480
                                                                     =========         =========